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                                                                   Exhibit 10.26


                       CITADEL COMMUNICATIONS CORPORATION
                       NONQUALIFIED STOCK OPTION AGREEMENT

         This Option Agreement is made and entered into by and between CITADEL COMMUNICATIONS CORPORATION, a Nevada corporation ("Company") and
__________________________________ ("Employee"), effective as of the 1st day of
January 1996.

         The Company has elected to provide an incentive to encourage key employees and officers of the Company and its wholly-owned subsidiaries to remain in the employment of such companies and to enhance the ability of the Company and its subsidiaries to attract new employees whose services are considered unusually valuable by providing an opportunity to have a proprietary interest in the success of the Company. The Company believes that the granting of the Option herein described to Employee is consistent with the foregoing goals. The Company and Employee desire to enter into an Agreement reflecting the terms and conditions of the Option granted to Employee.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the Company and Employee agree as follows:

         1. Grant of Option. The Company hereby grants to Employee the right and option (the "Option") to purchase an aggregate of __________ Thousand (__________) shares (such number being subject to adjustment as provided in Paragraph 10 hereof) of the Class A Common Stock of the Company (the "Stock") on the terms and conditions herein set forth. This Option may be exercised in whole or in part and from time to time as hereinafter provided.

         2. Purchase Price. The price at which Employee shall be entitled to purchase the Stock covered by the Option shall be $12.00 per share.

         3. Term of Option. The Option hereby granted shall remain in force and effect for a period of ten (10) years from January 1, 1996 (the "Date of Grant"), through and including the normal close of business of the Company on January 1, 2006 (the "Expiration Date"), subject to earlier termination as provided in Paragraphs 7, 8, 9, 10 and 18 hereof.

         4. Exercise of Option. The Option may be exercised by Employee with respect to the shares specified below beginning on the dates specified below and ending on the Expiration Date as to all or any part of the shares covered hereby by delivery to the Company of written notice of exercise and payment of the purchase price, as provided in Paragraphs 5 and 6 hereof. The Option shall vest and become exercisable as of the dates specified below:


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               (i)   January 1, 1997, with respect to one-fifth (1/5) of the
                     shares of the Stock subject to the Option;

               (ii) January 1, 1998, with respect to one-fifth (1/5) of the shares of Stock subject to the Option;

               (iii) January 1, 1999, with respect to one-fifth (1/5) of the shares of the Stock subject to the Option;

               (iv) January 1, 2000, with respect to one-fifth (1/5) of the shares of the Stock subject to the Option; and

               (v) January 1, 2001, with respect to the remaining one fifth (1/5) of the shares of the Stock subject to the Option.

         The Option shall cease to be exercisable as to any share when Employee exercises the Option and purchases the share or when the Option lapses as provided in Paragraph 3.

         In the event of a public tender for all or any portion of the Stock of the Company, or in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for shareholder approval, the Committee (as defined in Paragraph 14) may in its sole discretion declare the Option immediately exercisable even if the original date for the exercise of the Option, as set forth in the first paragraph of this Paragraph 4, has not yet passed.

         5. Method of Exercising Option; Stock Subject to Second Amended and Restated Stockholders Agreement. Subject to the terms and conditions of this Option Agreement, the Option may be exercised by timely delivery to the Company of written notice, which notice shall state Employee's election to exercise the Option, the number of shares in respect of which an election to exercise has been made, the method of payment elected, the exact name or names in which the shares will be registered and Employee's Social Security number. Such written notice shall be effective on the date received by the Company (the "Effective Date"). Such notice shall be signed by Employee and shall be accompanied by payment of the purchase price of such shares. In the event the Option shall be exercised by a person or persons other than Employee pursuant to Paragraph 8 hereof, such notice shall be signed by such other person or persons and shall be accompanied by proof acceptable to the Company of the legal right of such person or persons to exercise the Option. All shares delivered by the Company upon exercise of the Option as provided herein shall be fully paid and nonassessable upon delivery.

         By accepting the options granted under this Agreement, you further agree to be bound as a member of Management to Sections 3 and 6 of the Second Amended and Restated Stockholders Agreement, dated as of June 28, 1996 among the Company and certain other parties (the "Stockholders Agreement"), as amended from time to time, which provisions

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thereto, among other things, require you to consent to and sell any stock or options owned by you as of the date of this Agreement, and any stock or options acquired by you on or after the date of this Agreement, whether or not vested now or as of the date of sale, in any Approved Sale (as that term is defined in the Stockholders Agreement).

         6. Method of Payment for Options. Upon the exercise of all or any part of an Option, the option price shall be payable in full by check, or, in the event the Company is at the time of exercise a reporting Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in shares of Stock owned by Employee to the extent permitted by law, or in any combination thereof at the election of Employee. Payment of the option price with shares of Stock owned by Employee, to the extent permitted under this Agreement, shall be made by assigning and delivering such shares to the Company. The shares shall be valued at Fair Market Value on the exercise date of the Option. For purposes of this Agreement, the "Fair Market Value" of the Stock as of any date shall be the average of the closing bid and asked prices for the Stock as reported on the NASDAQ National Market System (or on any national securities exchange on which the Stock is then listed) for the date or, if no prices are so reported for that date, such prices on the next preceding date for which closing bid and asked prices were reported.

         In the event the Company becomes a reporting Company under the Exchange Act, Employee may also pay the option price, to the extent permitted by applicable law, and subject to the approval of the Committee to the extent required by Rule 16b3(e)(2)(ii) of the Exchange Act, by directing the Company to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the option price. If Employee elects to exercise all of any part of his or her Option by directing the Company to withhold shares subject to the exercised Option, Employee must notify the Company in writing of his or her intent to do so. In such case, the number of shares of Stock received by Employee shall be determined pursuant to the following formula:

                                                 Fair Market Value         -          Purchase
                  Number of Shares               on Exercise Date                        Price
Number      =     as to which the        x     -------------------------------------------------
of Shares         Option is to be                               Fair Market Value on
Received          Exercised                                        Exercise Date

         To the extent permitted under this Agreement, if Employee elects to pay for all or part of the shares purchased upon the exercise of the Option in Stock, a share certificate or certificates, together with a duly executed stock power authorizing the transfer of such shares to the Company, shall be delivered to the Company with the notice of exercise. Should the number of such shares delivered for credit against the purchase price have a Fair Market Value less than the full purchase price, Employee shall pay the difference between the Fair Market Value of the Stock to be conveyed to the Company and the full purchase price by check. Should the share certificate delivered be for a number of shares in excess of that number to be conveyed to the Company for credit against the full purchase price, the


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Company will issue to Employee a new share certificate representing the number of shares in excess of the nearest whole number of shares having a Fair Market Value not in excess of the amount required to pay the full purchase price. No fractional shares shall be accepted in payment or be reissued by the Company under this provision.

         7. Termination of Employee. In the event that the employment of Employee is terminated, either by Employee or by Company, for any reason other than death of Employee, including a termination with or without cause, any unexercised Option shall lapse and terminate on the effective date of the Employee's termination unless the Committee elects, in its sole and absolute discretion, to allow the Employee to exercise it for a period of 90 days following his termination. In no event shall the Option, or any part thereof, be exercisable after the Expiration Date.

         8. Death of Employee. In the event of the death of Employee within a period during which the Option, or any part thereof, could have been exercised by Employee (the "Option Period"), the Option shall lapse unless it is exercised within the Option Period, and in no event later than ninety (90) days after the date of Employee's death, by Employee's legal representative or representatives or by the person or persons entitled to do so under Employee's last will and testament or if Employee fails to make a testamentary disposition of such Option or shall die intestate, by the person or persons entitled to receive such Option under the applicable laws of descent and distribution. An Option may be exercised following the death of Employee only if the Option was exercisable by Employee immediately prior to his death. In no event shall the Option, or any part thereof, be exercisable after the Expiration Date. The Company shall have the right to require evidence satisfactory to it of the rights of any person or persons seeking to exercise the Option under this Paragraph 8 to exercise the Option.

         9. Nontransferability. The Option granted by this Agreement shall be exercisable only during the term of the Option provided in Paragraph 3 hereof and, except as provided in Paragraphs 7 and 8 above, only by Employee during his lifetime and while an employee of the Company. No Option granted by this Agreement shall be transferable by Employee other than by will or pursuant to applicable laws of descent and distribution. The Option, and any rights and privileges in connection therewith, shall not be transferred, assigned, pledged or hypothecated by Employee, or by any other person or persons, in any way, whether by operation of law, or otherwise, and shall not be subject to execution, attachment, garnishment or similar process. In the event of such an occurrence, the Option shall automatically be terminated and shall thereafter be null and void.

         10. Adjustments in Number of Shares and Option Price. In the event a stock dividend is declared upon the Stock, the remaining shares of Stock then subject to this Option shall be adjusted proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock of the Company or of another corporation, whether through reorganization, recapitalization, stock split, combination of shares, merger or consolidation, there shall be


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substituted for each such remaining share of Stock then subject to this Option the number and class of shares of stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to the Option.

         Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, the Option granted hereunder shall pertain to and apply to the securities or rights to which a holder of the number of shares of Stock subject to the Option would have been entitled; but a dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving or resulting corporation, shall, in the sole discretion of the Committee:

                  (a) Cause the Option outstanding hereunder to terminate as of the date specified by the Committee, except that the surviving or resulting corporation, in its absolute and uncontrolled discretion, may tender an option to purchase its shares or exercise such rights on terms and conditions, as to the number of shares and rights and otherwise, which shall substantially preserve the rights and benefits of the Option then outstanding hereunder; or

                  (b) Give Employee the right to exercise this Option prior to the occurrence of the event otherwise terminating the Option over such period as the Committee, in its sole and absolute discretion, shall determine.

         11. Delivery of Shares. No shares of Stock shall be delivered upon exercise of the Option unless and until (i) the purchase price shall have been paid in full in the manner herein provided; (ii) applicable taxes required to be withheld have been paid or withheld in full; (iii) approval of any governmental authority required in connection with the Option, or the issuance of shares thereunder, has been received by the Company; (iv) Employee has complied with all terms and conditions of this Agreement; and (v) if required by the Committee, Employee has delivered to the Committee an Investment Letter in form and content satisfactory to the Company as provided in Paragraph 12 hereof.

         12. Securities Act. The Company shall have the right, but not the obligation, to cause the shares of Stock issuable upon exercise of the Option to be registered under the appropriate rules and regulations of the Securities and Exchange Commission.

         The Company shall not be required to deliver any shares of Stock pursuant to the exercise of all or any part of the Option if, in the opinion of counsel for the Company, such issuance would violate the Securities Act of 1933 (the "Securities Act") or any other applicable federal or state securities laws or regulations. The Company may require that Employee, prior to the issuance of any such shares pursuant to exercise of the Option, sign and deliver to the Company a written statement ("Investment Letter") stating (i) that Employee is acquiring the shares for investment and not with a view to the sale or distribution thereof; (ii) that Employee will not sell any shares received upon exercise of the Option or any other shares of the Company that Employee may then own or thereafter


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acquire except either (a) through a broker on a national securities exchange or
(b) with the prior written approval of the Company; and (iii) containing such other terms and conditions as counsel for the Company may reasonably require to assure compliance with the Securities Act or other applicable federal or state securities laws and regulations. Such Investment Letter shall be in form and content acceptable to the Committee in its sole discretion.

         If shares of Stock or other securities issuable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933 or other applicable federal or state securities laws or regulations, the certificates representing such shares shall bear a legend restricting the transferability thereof, such legend to be substantially in the following form:

                  The Securities evidenced by this certificate have not been registered under the Securities Act of 1933 (the "Act") or qualified under any applicable state securities laws. They have been acquired for investment and not with a view to distribution thereof within the meaning of the Act and regulations thereunder. They may not be sold or otherwise transferred unless (a) there is an effective registration statement under such Act and applicable state securities laws covering such transaction involving said securities or (b) this Corporation receives an opinion of legal counsel for the holder of these securities (concurred in by legal counsel for this Corporation) stating that such transaction is exempt from registration or this Corporation otherwise satisfies itself that such transaction is exempt from resolution.

                  The sale, transfer, assignment or encumbrance of the shares represented by this certificate is restricted by the provisions of that certain Second Amended and Restated Stockholders Agreement, dated as of June 28, 1996. The Corporation will mail to any shareholder a copy of such Agreement within five days after receipt of written request therefor.

         13. Federal and State Taxes. Upon exercise of the Option, or any part thereof, Employee may incur certain liabilities for federal, state or local taxes and the Company may be required by law to withhold such taxes for payment to taxing authorities. Upon determination by the Company of the amount of taxes required to be withheld, if any, with respect to the shares to be issued pursuant to the exercise of the Option, Employee shall pay to the Company by check by authorizing the Company to withhold from monies owing by the Company to Employee or in shares of Stock owned by Employee an amount equal to the amount of any taxes which the Company is required to withhold with respect to such Stock.

         In the event the Company becomes a reporting Company under the Exchange Act, Employee may pay taxes with shares of stock owned by Employee. Payment of taxes with


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shares of Stock owned by Employee shall be made by assigning and delivering such shares to the Company. Such shares shall be valued at Fair Market Value on the business day coinciding with or immediately preceding the date on which such shares are assigned or delivered. Except as otherwise provided by law, any taxes which are required to be withheld with respect to an exercised Option may also be paid by Employee directing the Company to withhold from the shares of Stock that would otherwise be issued pursuant to the Option, that number of shares having a Fair Market Value on the date the Option is exercised (the "Applicable Date") equal to the taxes due. In the event of such an election, Employee shall notify the Company in writing of his intent to do so and shall receive the number of shares of Stock determined pursuant to the following formula.

                                            Fair Market Value                   Taxes
Number      =     Number of         x       on Applicable Date                  Due
of                Shares Subject            -----------------------------------------
Shares            to Award                           Fair Market Value on
                                                     Applicable Date

         Authorization of Employee to the Company to withhold taxes pursuant to this Paragraph 13 shall be in form and content acceptable to the Company. Payment or authorization to withhold taxes by Employee shall be completed prior to the delivery of any shares pursuant to this Option Agreement. An authorization to withhold taxes pursuant to this provision shall be irrevocable unless and until the tax liability of Employee has been fully paid.

         14. Administration. This Agreement shall in all respects be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall have the sole and complete discretion with respect to all matters under this Agreement and decisions of the majority of the Committee with respect to this Agreement shall be final and binding upon Employee and the Company.

         15. Continuation of Employment. This Agreement shall not be construed to confer upon Employee any right to continue in the employ of the Company and shall not limit the right of the Company, in its sole discretion, to terminate the employment of Employee at any time.

         16. Obligation to Exercise. Employee shall have no obligation to exercise any option granted by this Agreement.

         17. Governing Law. This Agreement shall be interpreted and administered under the laws of the State of Nevada.

         18. Amendment and Termination. Except as otherwise provided in this Agreement, this Agreement may be amended or terminated only by a written agreement executed by the Company and Employee. The Company may amend or terminate this


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Agreement without the written consent of Employee to the extent necessary to comply with applicable federal or state securities or other laws.

                  [remainder of page intentionally left blank]


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         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers "hereunto duly authorized, and Employee has hereunto set his (her) hand as of the day and year first above written.

                                       CITADEL COMMUNICATIONS
                                       CORPORATION

                                       By_______________________________________

                                         Its____________________________________


ACCEPTANCE AND AGREED:


_______________________________________


The undersigned, as spouse of the grantee identified above, hereby confirms that the community property of grantee identified above and of the undersigned is subject to and bound by the agreement set forth above.


_______________________________________
Spouse of the grantee identified above


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